EXHIBIT 23.6


                CONSENT OF MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP



         We consent to the reference to our firm and our tax opinion under the caption "Legal Matters" and elsewhere in the Registration Statement on Form S-4 as filed by North Valley Bancorp with the Securities and Exchange Commission and to the filing of the form of our tax opinion as Exhibit 8.1 to the Registration Statement.


                                      /s/ MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP
                                      ------------------------------------------
                                          MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP

December 22, 1999